UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2007
Ardea Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-29993	94-3200380

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2131 Palomar Airport Road, Suite 300
Carlsbad, California	92011
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (760) 602-8422
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT LIST
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01. Entry Into a Material Definitive Agreement.
Indemnity Agreements
     On July 2, 2007, Ardea Biosciences, Inc. (the “Company”) entered into indemnification agreements with Christopher W. Krueger, Kimberly Manhard, John Poyhonen, Kevin C. Tang and Barry D. Quart, Pharm.D. Each such agreement is in the form previously approved by the Company’s Board of Directors (the “Board”) and the Company’s stockholders and attached hereto as Exhibit 10.1 and incorporated herein by reference. These agreements, among other things, require the Company to indemnify such directors and officers for certain expenses including attorneys’ fees, judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by or in the right of the Company, arising out of the person’s services as a director or officer of the Company or as a director or officer of any subsidiary of the Company or any other company or enterprise to which the person provides services at the Company’s request.
Amended and Restated 2004 Stock Incentive Plan
     On June 29, 2007, the Compensation Committee of the Board (the “Compensation Committee”) approved the Company’s Amended and Restated 2004 Stock Incentive Plan (as amended to date, the “Plan”), which became effective immediately upon approval. The amendment and restatement updates the Plan primarily to (i) include annual automatic equity grants for service on Board committees and (ii) account for recent changes in tax and accounting rules.
     The foregoing is a summary description of the changes to the Plan and by its nature is incomplete. It is qualified in its entirety by the text of the Plan (as so amended and restated), a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On June 29, 2007, the Compensation Committee adopted a continuation of the Company’s existing policy regarding cash compensation for non-employee directors serving on the Board. Under the policy, each director of the Company who at the time of determination is not an employee of the Company or a parent or subsidiary of the Company (each, a “non-employee director”) receives cash compensation for services rendered to the Board equal to $20,000 per year. This compensation is paid at the rate of $5,000 per calendar quarter to any non-employee director serving on the Board as of January 1, April 1, July 1 and October 1 of each calendar year.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number	Document Description
10.1	Form of Indemnity Agreement.

10.2	Amended and Restated 2004 Stock Incentive Plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARDEA BIOSCIENCES, INC.

Date: July 3, 2007	/s/ Barry D. Quart
Barry D. Quart
Chief Executive Officer

EXHIBIT LIST

Exhibit
Number	Document Description
10.1	Form of Indemnity Agreement.

10.2	Amended and Restated 2004 Stock Incentive Plan.